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                               CONSENT TO SUBLEASE

      This Agreement is made as of the 11th day of February 2000 by and among Highwoods/Forsyth Limited Partnership ( the "Landlord") and Fidelity Mortgage, Inc. (the Sublessor"), and MoneyZone.com (the "Sublessee").

                                    RECITALS

      I. Sublessor and Landlord entered into that certain Lease dated March 11, 1998 (the "Lease") with respect to 8701 Red Oak Blvd., Suite 100, Charlotte, Mecklenburg County, North Carolina (the "premises").

      II. Sublessor has entered into that certain Sublease (the "Sublease") dated __________, __________, pursuant to which Sublessor has sublet all or a portion of the Premises (the "Subleased Premises") to Sublessee. A copy of the Sublease is attached to this Agreement as Exhibit "A".

      III. Sublessor and Sublessee have requested that Landlord consent to the subletting of the Subleased Premises by Sublessor to Sublessee.

      In consideration of the foregoing, the mutual covenants and conditions contained in this Agreement, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

          1. INCORPORATION OF RECITALS. The parties warrant and represent that the foregoing Recitals are accurate and correct and incorporate them in this agreement. All capitalized terms used in this agreement shall have the same definitions as set forth in the Lease unless otherwise specifically indicated or unless the context clearly indicates as contrary intent.

          2. CONSENT TO SUBLETTING. Landlord consents to the subletting of the Subleased Premises by Sublessor to Sublessee. This consent does not constitute approval by, nor agreement with, any of the provisions of the Sublease by Landlord. In addition, nothing contained in this agreement or the Sublease shall be construed as amending the Lease in any respect. Any purported modifications to the Lease contained in the Sublease will effect the rights and obligations as between Sublessor and Sublessee only and shall not be binding on Landlord. Sublessor and Sublessee specifically acknowledge that Landlord is not a party to the Sublease. Except as expressly provided in this Agreement, the Lease shall remain unmodified and in full force and effect and the parties hereby ratify and confirm the terms of the Lease.

          3. WARRANTIES AND REPRESENTATIONS. Sublessor and Sublessee warrant and represent to Landlord the following:


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                  (a)   The Lease is binding and enforceable upon the Sublessor
                        and nothing done pursuant to the Sublease nor this Agreement shall affect the liability of Sublessor under the Lease.

                  (b) To the best of Sublessee's knowledge, Landlord is in full and complete compliance with all of its obligations under the Lease.

                  (c) The Lease, as described above, has not been otherwise amended or modified, either orally or in writing, and represents the entire agreement between Landlord and Sublessor with respect to the Premises.

                  (d) Neither Sublessor nor Landlord is in default under the Lease, and Sublessor is not aware of any state of facts which, but for the giving of notice and/or the passage of time, would be a default by either party under the Lease. Sublessor is not entitled to any credit offset, or reduction in rent or other charges due or to become due under the Lease for any reason whatsoever. Sublessor has no current defenses to the enforcement of the Lease by Landlord, and there currently exists no claims or any facts which could give rise to any claims by Sublessor against Landlord.

                  (d) Neither the Lease not any rights of Sublessor under the Lease have been assigned by Sublessor. Other than pursuant to the Sublease, the Premises have not been sublet by Sublessor. No person or entity other than Sublessee and Sublessor are entitled to possess, use, or occupy the Premises pursuant to any license, concession, or other agreement, whether oral or written. Neither Sublessor's estate under the Lease or any of its rights under the Lease have been mortgaged or pledged to any third party, whether as security for a loan or otherwise.

          4. NO RELEASE. This Agreement shall not be deemed to release or discharge, in any manner, the liability of Sublessor, as Tenant, under the Lease nor any guarantors of the Lease, and their respective liabilities shall remain in full force and effect and to the same extent as existed prior to this Agreement.

          5. FURTHER SUBLETTING OR ASSIGNMENT. This Agreement shall not be construed as permitting any further subletting of the Premises or assignment of the Lease except in strict accordance with the terms of the Lease.

          6. SUBLESSEE'S AGREEMENT. Sublessee confirms that it has read and is fully familiar with the terms of the Lease. Sublessee shall comply with all applicable terms and conditions of the Lease to be performed by the Tenant under the Lease.

                                      -2-


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          7.   CONTINUING   LIABILITY.   The  Liability  of  Sublessor  and  any
               immediate  and remote  successor  in  interest of  Sublessor  (by
               assignment  or  otherwise),   and  the  due  performance  of  the
               obligations of the Lease on the Tenant's part to be performed or observed, shall not in any way be discharged, released, or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under the Lease, (ii) stipulation which extends the term within which an obligation under the Lease is to be performed, (iii) waiver of the performance of an obligation required under the Lease, or (iv) failure to enforce any of the obligations set forth in the Lease.

          8. SUBORDINATION. The Sublease shall be subject and subordinate in all respects to the Lease and to all renewals, modifications, and extensions of the Lease. Sublessee's rights to use and enjoy the Premises are based solely on the Sublease and Sublessee has no other rights in and to the Subleased Premises. Landlord has no obligation to Sublessee for the performance of any of the terms, covenants, conditions, and agreements of the Sublessor under the Sublease. Should Sublessor be in default under the Lease, Landlord shall have the right, at its option, which include, but are not limited to, termination of the Lease or the rights to occupy and possess the Premises, or both. Unless Landlord elects otherwise, if for any reason the Lease or the Sublessor's rights to occupy or possess the Premises are terminated, the Sublease shall also be terminated and Sublessee shall have no right, title, or interest in and to the Subleased Premises, through the Sublease or otherwise, and, accordingly, it shall vacate the Subleased Premises upon request of the Landlord. If Landlord elects that the Sublease shall survive the termination of the Lease or termination of Sublessor's rights to occupy and posses the Premises, Sublessee will attorn to the Landlord and continue to perform its obligations under the Sublease as if the Lease or Sublessor's rights to occupy and possess the Premises had not been terminated the Sublease were a direct lease between Landlord and Sublessee.

          9. BENEFIT AND BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement, their legal representatives, successors, and permitted assigns.

          10. AMENDMENT. This Agreement may not be changed, modified or discharged in whole or in part except by an agreement in writing signed by all parties to this Agreement.

      IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement as of the date first above stated.


                                      -3-

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WITNESSES:                             LANDLORD:

/S/ MELISSA J. PEARCE                  HIGHWOODS REALTY LIMITED PARTNERSHIP
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    MELISSA J. PEARCE                  By:/S/ Thomas Cochran
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/S/ STEPHANIE D. BROWN                                [CORPORATE SEAL]
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     STEPHANIE D. BROWN

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WITNESSES:                             SUBLESSOR:

                       FIDELITY MORTGAGE, INC.
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                                       By:  /S/ Mark Miller
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                                                      [CORPORATE SEAL]

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WITNESSES:                             SUBLESSEE:

/S/ SUSAN MCAVOY                       MONEYZONE.COM
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                                       By:   /S/ RANDALL GREENE
SUSAN MCAVOY                       ----------------------------------------
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                            _                        [CORPORATE SEAL]

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